Goodwill	12 Months Ended
Dec. 31, 2018
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Goodwill

Note 19: Goodwill

The following table presents goodwill for the years ended December 31, 2018 and 2017:

	2018	2017
Cost:
Balance at January 1,	17,819	17,165
Acquisitions	113	125
Disposals of businesses	(12,629)	-
Translation and other, net	(227)	529
Balance at December 31,	5,076	17,819

Accumulated impairment:
Balance at January 1,	(2,777)	(2,680)
Disposals of businesses	2,744	-
Translation	33	(97)
Balance at December 31,	-	(2,777)

Carrying amount at December 31:	5,076	15,042

Impairment test of goodwill

The Company performed its annual goodwill impairment test as of October 1, 2018. No goodwill impairment was recorded as the estimated fair value less costs of disposal of all CGUs exceeded their carrying values. The annual goodwill impairment test was performed at the former Legal and Tax & Accounting segment level, which comprised the groups of CGUs to which goodwill was allocated and monitored by management at the date of the test. The following table shows the carrying amount of goodwill by CGU in the annual impairment test:

Cash-Generating Unit	2018
Legal	3,726
Tax & Accounting	1,283

In 2017, the fair values for the former Legal and Tax & Accounting CGUs exceeded their respective carrying values by over 100%. As such, the Company did not re-estimate the recoverable value of its CGUs for the 2018 impairment test. As allowed under IAS 36, Impairment of Assets, the Company concluded that no events or changes in circumstances indicated that carrying value of its CGUs may not be recoverable. The valuation techniques, significant assumptions and sensitivities described below relate to the recoverable value determined in the 2017 impairment test.

Valuation Techniques

The selection and application of valuation techniques and the determination of significant assumptions requires judgment. As with previous impairment tests, the recoverable value of each CGU was based on fair value less costs of disposal, using a weighted-average of the income approach and market approach. IFRS 13, Fair Value Measurement, defines fair value as a market-based measurement rather than an entity-specific measurement. Therefore, the fair value of the CGU must be measured using the assumptions that market participants would use rather than those related specifically to the Company. In particular, the discount and tax rates used in the income approach reflect market participant assumptions. To calculate these market participant assumptions, publicly available data was gathered from companies operating in businesses similar to each CGU, which includes key competitors. As certain inputs to the valuation are not based on observable market data, the recoverable value of each CGU is categorized in Level 3 of the fair value measurement hierarchy.

Income approach

The income approach is predicated upon the value of the future cash flows that a business will generate. The Company used the discounted cash flow (“DCF”) method, which involves projecting cash flows and converting them into a present value equivalent through discounting. The discounting process uses a rate of return that is commensurate with the risk associated with the business and the time value of money. This approach requires assumptions about revenue growth rates, operating margins, capital expenditures, tax rates and discount rates.

Market approach

The market approach assumes that companies operating in the same industry will share similar characteristics and that company values will correlate to those characteristics. Therefore, a comparison of a CGU to similar companies whose financial information is publicly available may provide a reasonable basis to estimate fair value. Under the market approach, fair value is calculated based on EBITDA multiples of benchmark companies comparable to the businesses in each CGU. Data for the benchmark companies was obtained from publicly available information.

Significant Assumptions

Weighting of Valuation Techniques

The Company weighted the results of the two valuation techniques noted above, consistently applied to each CGU, as follows: 60% income approach/40% market approach. The Company believes that given volatility in capital markets, it is appropriate to apply a heavier weighting to the income approach.

Cash Flow Projections

Cash flow projections were based on the Company’s internal budget. The Company projected cash flows for a period of three years and applied a perpetual growth rate thereafter, as prescribed by IAS 36. In order to project cash flows for the three-year period, the Company considered growth in revenues and costs as well as capital expenditures. In preparing its projections, the Company considered past experience, economic trends such as GDP growth and inflation as well as industry and market trends. The projections also took into account the expected impact from efficiency initiatives, new product launches, customer retention, as well as the maturity of the markets in which each business operates.

Discount Rate

The Company assumed a discount rate in order to calculate the present value of its projected cash flows. The discount rate represented a weighted-average cost of capital (“WACC”) for comparable companies operating in similar industries as the applicable CGU, based on publicly available information. The WACC is an estimate of the overall required rate of return on an investment for both debt and equity owners and serves as the basis for developing an appropriate discount rate. Determination of the WACC requires separate analysis of the cost of equity and the cost of debt. The cost of equity reflects the long-term risk-free interest rate associated with U.S. Treasury bonds and considers a risk premium based on an assessment of risks related to the projected cash flows of each CGU.

Lower discount rates were applied to CGUs whose cash flows are expected to be less volatile due to factors such as the maturity of the market they serve and their market position. Higher discount rates were applied to CGUs whose cash flows are expected to be more volatile due to competition or participation in less stable geographic markets.

Tax Rate

The tax rates applied to the projections were based on effective tax rates of comparable companies operating in similar industries as the applicable CGU, based on publicly available information, or statutory tax rates. Tax assumptions are sensitive to changes in tax laws and the jurisdictions in which profits are earned.

The key assumptions used in performing the impairment test, by CGU, are presented below:

Cash-Generating Unit	Perpetual Growth Rate(1)	Discount Rate	Tax Rate
Legal	2.5%	7.4%	36.6%
Tax & Accounting	3.0%	9.0%	38.0%

(1)  The perpetual growth rate is applied to the final year of cash flow projections.

Results and Sensitivities

The fair value for each CGU exceeded its carrying value by over 100%. Therefore, the sensitivity analysis demonstrated that no reasonably possible change in the perpetual growth, discount rate or income tax assumptions would cause the carrying amounts of any CGU to exceed its recoverable amount.

Organizational Change

In the fourth quarter of 2018, the Company transitioned from a product centric structure to a customer centric structure, reflecting the way the Company is managed after the sale of a 55% interest in its Financial & Risk business (see note 11). As part of the change, the Company remapped its Legal and Tax & Accounting CGUs into five new CGUs: Legal Professionals, Corporates, Tax Professionals, Reuters News and Global Print. There was no need to perform additional goodwill impairment testing as the change in structure did not have an adverse effect on the Company.

Note 20: Financial Instruments